UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

WORTHINGTON INDUSTRIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 438-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Worthington Industries, Inc. (the "Registrant") conducted a conference call on March 23, 2023, beginning at approximately 9:00 a.m., Eastern Time, to discuss the Registrant's unaudited financial results for the third quarter of fiscal 2023 (the fiscal quarter ended February 28, 2023). Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and the Registrant's subsidiaries and their respective markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Form 8-K").

The information contained in this Item 2.02 and in Exhibit 99.1 to this Form 8-K is being furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the the Securities Act of 1933, as amended (the "Securities Act").

In the conference call, the Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA"), on a consolidated basis, for the Registrant's three months ended February 28, 2023 and February 28, 2022 and the twelve months ended February 28, 2023. These are non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest. Adjusted EBITDA is calculated by adding or subtracting, as appropriate, certain items that the Registrant believes are not necessarily indicative of the Registrant's operating performance, such as incremental expense related to (true-up of) Level5 earnout, the impairment of long-lived assets, restructuring and other expense (income), net, the separation costs incurred in connection with the planned tax-free spin-off of the Registrant's Steel Processing business, the pension settlement charge and the loss on sale of the Registrant's investment in ArtiFlex Manufacturing, LLC (each pre-tax) to/from EBITDA. The table below provides a reconciliation from net earnings attributable to controlling interest (the most comparable GAAP measure) to the non-GAAP financial measures EBITDA and adjusted EBITDA for the three months ended February 28, 2023 and February 28, 2022 and the twelve months ended February 28, 2023.

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2023	2023	2022	2022

Net earnings attributable to controlling interest	$46,325	$16,218	$64,082	$80,252	$56,342
Interest expense, net	6,035	7,612	8,598	8,167	8,140
Income tax expense	12,055	4,131	19,498	24,963	18,683
Depreciation and amortization	28,153	28,354	28,001	28,248	27,425
Earnings before interest, taxes, depreciation and amortization (EBITDA) [1]	92,568	56,315	120,179	141,630	110,590
Incremental expense related to (true-up of) Level5 earnout accrual [2]	(1,050)	525	525	-	-
Impairment of long-lived assets [1], 3	484	-	197	-	1,938
Restructuring and other expense (income), net [1,4]	824	(2,432)	(1,100)	(2,418)	(504)
Separation costs [5]	6,347	9,246	-	-	-
Pension settlement charge [6]	-	-	4,774	-	-
Loss on sale of investment in ArtiFlex [7]	300	-	15,759	-	-
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$99,473	$63,654	$140,334	$139,212	$112,024

Trailing twelve months adjusted EBITDA [1]	$442,673

[1] Excludes the impact of the noncontrolling interests.
[2] Reflects the compensation expense, and related true-ups, accrued in connection with the first annual payout under the Level 5 earnout agreement.

[3] Impairment of long-lived assets are excluded because they do not occur in the ordinary course of our ongoing business operations, are inherently unpredictable in timing and amount, and are non-cash, so their exclusion facilitates the comparison of historical, current and forecasted financial results.

[4] Restructuring activities consist of established programs that are not part of our ongoing operations, such as divestitures, closing or consolidating facilities, employee severance (including rationalizing headcount or other significant changes in personnel), and realignment of existing operations (including changes to management structure in response to underlying performance and/or changing market conditions).

[5] Reflects direct and incremental costs incurred in connection with the anticipated tax-free spin-off of the Company's Steel Processing business, including audit, advisory, and legal costs.

[6] During August of 2023 the Company completed a pension lift-out transaction to transfer a portion of the total projected benefit obligation of The Gerstenslager Company Bargaining Unit Employees' Pension Plan to a third-party insurance company, resulting in a non-cash settlement charge of $4,774 to accelerate a portion of the overall deferred pension cost.

7 On August 3, 2022, the Company sold its 50% noncontrolling equity investment in ArtiFlex Manufacturing, LLC, resulting in a pre-tax loss of $16,059, including $300 of transaction costs settled during the three months ended February 28, 2023.

In the conference call, the Registrant referred to adjusted earnings before interest and taxes ("adjusted EBIT") and adjusted EBIT margin for the Registrant's Consumer Products and Building Products business segments, which are non-GAAP financial measures used by the Registrant as measures of segment performance. A reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit, for the three months ended February 28, 2023 and February 28, 2022, is outlined below. Adjusted EBIT margin is calculated by dividing adjusted EBIT by net sales.

	Three Months Ended February 28, 2023
(In thousands, except margin)	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions	Other	Consolidated
Net sales	$757,007	$162,647	$151,876	$31,792	n/a	$1,103,322

Operating income (loss)	$10,794	$18,808	$12,405	$(1,403)	$(10,509)	$30,095
True-up of Level5 earnout accrual	-	(1,050)	-	-	-	(1,050)
Impairment of long-lived assets	-	-	484	-	-	484
Restructuring and other expense, net	1	206	617	-	-	824
Separation costs	-	-	-	-	6,347	6,347
Adjusted operating income (loss)	10,795	17,964	13,506	(1,403)	(4,162)	36,700
Miscellaneous income (expense), net	1,111	(21)	130	(37)	144	1,327
Equity in net income of unconsolidated affiliates (1)	(185)	-	37,836	-	(425)	37,226
Less: Net earnings attributable to noncontrolling interests	3,933	-	-	-	-	3,933
Adjusted EBIT	$7,788	$17,943	$51,472	$(1,440)	$(4,443)	$71,320

Adjusted EBIT margin	1.0%	11.0%	33.9%	-4.5%	NM	6.5%

(1) Excludes $300 for the settlement of final transaction costs within Other related to the sale of our investment in ArtiFlex.

	Three Months Ended February 28, 2022
(In thousands, except margin)	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions	Other	Consolidated
Net sales	$1,052,562	$161,692	$132,944	$31,037	n/a	$1,378,235

Operating income (loss)	$2,690	$26,713	$9,631	$(2,763)	$1,340	$37,611
Impairment of long-lived assets	3,076	-	-	-	-	3,076
Restructuring and other expense (income), net	114	-	(35)	-	(583)	(504)
Adjusted operating income (loss)	5,880	26,713	9,596	(2,763)	757	40,183
Miscellaneous income (expense), net	(12)	(39)	(3)	(38)	485	393
Equity in net income of unconsolidated affiliates	4,692	-	39,978	-	2,796	47,466
Less: Net earnings attributable to noncontrolling interests (2)	3,444	-	-	-	-	3,444
Adjusted EBIT	$7,116	$26,674	$49,571	$(2,801)	$4,038	$84,598

Adjusted EBIT margin	0.7%	16.5%	37.3%	-9.0%	NM	6.1%

(2) Excludes the noncontrolling interest portion of impairment of long-lived assets and restructuring expense of $1,139 within Steel Processing.

In the conference call, the Registrant referred to free cash flow for the three and trailing twelve months ended February 28, 2023. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant's ability to generate cash beyond what is required for its business operations and capital expenditures. The following provides a reconciliation of net cash provided by operating activities (the most comparable GAAP measure) to free cash flow for the three months and twelve months ended February 28, 2023.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2023	2023	2022
Net cash provided by operating activities	$182,151	$132,941	$81,038	$164,838
Investment in property, plant and equipment	(22,748)	(24,490)	(21,477)	(22,796)
Free cash flow	$159,403	$108,451	$59,561	$142,042

Trailing twelve months free cash flow	$469,457

In the conference call, the Registrant referred to net debt to trailing twelve months adjusted EBITDA, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to adjusted EBITDA is calculated by subtracting cash and cash equivalents from net debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by adjusted EBITDA. The calculation of net debt to adjusted EBITDA for the twelve months ended February 28, 2023, along with a reconciliation from net cash provided by operating activities (the most comparable GAAP measure) to adjusted EBITDA for the same period, as mentioned in the conference call, is outlined below.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2023	2023	2022

Net cash provided by operating activities:	$50,258	$132,941	$81,038	$164,838
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	53,697	(68,967)	48,117	(73,397)
Interest expense, net	6,035	7,612	8,598	8,167
Income tax expense	12,055	4,131	19,498	24,963
Impairment of long-lived assets	(484)	-	(312)	-
Benefit from (provision for) deferred income taxes	5,525	3,617	11,056	(5,839)
Bad debt expense	(2,346)	(1,098)	(342)	(63)
Equity in net income of unconsolidated affiliates, net of distributions	(23,218)	(18,352)	(42,845)	30,487
Net gain (loss) on sale of assets	(46)	4,265	769	2,320
Stock-based compensation	(4,975)	(4,547)	(4,236)	(4,141)
Less: noncontrolling interest	(3,933)	(3,287)	(1,162)	(5,705)
EBITDA [1]	$92,568	$56,315	$120,179	$141,630
Adjustments:
Incremental expense related to (true-up of) Level5 earnout accrual	(1,050)	525	525	-
Impairment of long-lived assets [1]	484	-	197	-
Restructuring and other expense (income), net [1]	824	(2,432)	(1,100)	(2,418)
Separation costs	6,347	9,246	-	-
Pension settlement charge	-	-	4,774	-
Loss on sale of investment in ArtiFlex	300	-	15,759	-
Adjusted EBITDA [1]	$99,473	$63,654	$140,334	$139,212

Trailing twelve months adjusted EBITDA [1]	$442,673

[1] Excludes the impact of the noncontrolling interests.

	February 28,
(In thousands)	2023
Short-term borrowings	$3,605
Current maturities of long-term debt	261
Long-term debt	689,339
Total debt	$693,205
Less: cash and cash equivalents	(267,244)
Net debt	$425,961

Trailing twelve months adjusted EBITDA	$442,673

Net debt to trailing twelve months adjusted EBITDA	0.96

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations from the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on March 22, 2023. Such Exhibit 99.1 includes a copy of the Registrant's news release issued on March 22, 2023 (the "Financial News Release") reporting results for the three-month period ended February 28, 2023 (the fiscal 2023 third quarter) and for the nine-month period ended February 28, 2023. The Financial News Release was made available on the Registrant's website during the conference call and remains available on the Registrant's website for at least one year.

Item 9.01 Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Third Quarter of Fiscal 2023 (Fiscal Quarter ended February 28, 2023), held on March 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 28, 2023	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary